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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 21, 2005

           Island Pacific, Inc. formerly known as SVI Solutions, Inc.)
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            0-23049                                       33-0896617
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    (Commission File Number)                   (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California      92612
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (949) 476-2212
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              (Registrant's telephone number, including area code)


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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 3.01  NOTICE OF FAILURE TO SATISFY A CONTINUED LISTING STANDARD

On July 21, 2005, Island Pacific, Inc. (the "Company") received notice from the American Stock Exchange ("AMEX") indicating that the Company is not in compliance with certain of AMEX's continued listing standards. Specifically, the Company is not in compliance with Section 1003(a)(iv) of the Amex Company Guide in that it has sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of AMEX, whether the Company will be able to continue operations and/or meet its obligations as they mature. AMEX had previously advised the Company that it was not in compliance with Section 1003(a)(iv) of the AMEX Company Guide on June 6, 2005 and afforded the Company the opportunity to submit a plan of compliance. The Company presented a plan of compliance to AMEX on June 27, 2005. On July 21, 2005, AMEX notified the Company that it accepted the Company's plan and granted the Company an extension until September 6, 2005 to regain compliance with the continued listing standards. The Company will be subject to periodic review by AMEX during the extension period. Failure to make progress consistent with the plan or to regain compliance with the continued listing standards by September 6, 2005 could result in the Company being delisted from AMEX.

ITEM 8.01  OTHER EVENTS

On May 25, 2005, the United States Securities and Exchange Commission ("SEC") notified the Company that it had begun an informal inquiry relating to the Company. The Company has cooperated completely with the SEC's informal inquiry. On July 20, 2005, the SEC informed the Company that it had issued a formal order of investigation in this matter. In connection with the investigation, the SEC is seeking information regarding the financial condition, results of operations and business of the Company and its subsidiaries, the Company's internal investigation of the timing of revenue recognition for certain transactions during the fiscal years ended March 31, 2003, 2004 and 2005, the Company's accounting policies and procedures and internal controls, issuances of the Company's common stock and stock options and sales of the Company's common stock and option exercises by insiders, employees and consultants. The scope, focus and subject matter of the SEC investigation may change from time to time and the Company may be unaware of matters under consideration by the SEC. The Company intends to continue cooperating with the SEC in its investigation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                             Island Pacific, Inc.

Date: July 28, 2005                          By: /s/ Barry Schechter
                                                 ----------------------
                                             Name:  Barry Schechter
                                             Title: Chief Executive Officer